                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
         Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Under 14a-12

                            IMPAX LABORATORIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)
|X|  No Fee Required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                            IMPAX LABORATORIES, INC.
                              30831 Huntwood Avenue
                            Hayward, California 94544

--------------------------------------------------------------------------------





Dear Stockholder:

         You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Tuesday, May 8, 2001 at 10:00 A.M., Pacific Standard Time, at Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404.

         The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked to elect directors and to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

         At the meeting, the Board of Directors will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

         We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign, date and mail, at your earliest convenience, the enclosed proxy in the envelope provided for your use.

         Thank you for your cooperation.

                                     Very truly yours,



                                     Charles Hsiao, Ph.D.
                                     Chairman and Co-Chief Executive Officer

April 12, 2001

                            IMPAX LABORATORIES, INC.
                              30831 Huntwood Avenue
                            Hayward, California 94544

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 8, 2001

--------------------------------------------------------------------------------

         To the Stockholders of Impax Laboratories, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Impax Laboratories, Inc. (the "Company") will be held on Tuesday, May 8, 2001 at 10:00 A.M., Pacific Standard Time, at Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404, for the following purposes:

                  (1) To elect eleven directors to serve for the ensuing year.

                  (2) To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

                  (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on April 4, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, each stockholder is urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if the proxy is mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                      By Order of the Board of Directors



                                      CORNEL C. SPIEGLER
                                      Secretary

Hayward, California
April 12, 2001

                            Impax Laboratories, Inc.
                              30831 Huntwood Avenue
                            Hayward, California 94544

                     --------------------------------------

                                 PROXY STATEMENT

                     --------------------------------------

                               GENERAL INFORMATION

General

         This Proxy Statement (first mailed to stockholders on or about April 12, 2001) is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), Series 1B Convertible Preferred Stock (the "Series 1 Preferred"), and Series 2 Convertible Preferred Stock, par value $.01 per share (the "Series 2 Preferred"), of Impax Laboratories, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, May 8, 2001 at 10:00 A.M., Pacific Standard Time, at Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404.

         At the Annual Meeting stockholders will consider and vote upon: (i) the election of eleven directors to the Board of Directors, and (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 2001.

         Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

         Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock, Series 1 Preferred and Series 2 Preferred (collectively, the "Capital Stock").

Revocability and Voting of Proxy

         A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Unless otherwise indicated on the form of proxy, shares of Capital Stock represented by any proxy in the enclosed form, assuming the proxy is properly executed and received by the Company prior to the Annual Meeting, will be voted with respect to the following items on the agenda: (i) the election of each of the nominees for director as shown on the form of proxy and (ii) ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

         Stockholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Shares of Capital Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy and "for" the ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company, and in accordance with their best judgment on any other matters that may properly come before the meeting.

      The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) approval of the Minutes of a prior meeting of Stockholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (iv) matters incident to the conduct of the Impax Laboratories, Inc. Annual Meeting. In connection with such matters, the person named in the enclosed proxy will vote in accordance with their best judgment.

Record Date and Voting Rights

         On April 4, 2001, there were issued and outstanding 42,290,225 shares of Common Stock, 17,000 shares of Series 1 Preferred and 75,000 shares of Series 2 Preferred. Only stockholders of record at the close of business on April 4, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Each share of Common Stock is entitled to one vote upon each of the matters to be presented at the Annual Meeting. The holders of shares of Series 1 Preferred and Series 2 Preferred vote, in general, as a single class with the holders of the Common Stock, on all matters voted on by the stockholders of the Company, with each holder of Series 1 Preferred or Series 2 Preferred entitled to the number of shares of Common Stock into which that holder's shares would then be convertible. At the Record Date, each share of Series 1 Preferred Stock was convertible into 66.7156 shares of Common Stock and each share of Series 2 Preferred was convertible into 20 shares of Common Stock. Accordingly, as of the Record Date, the holders of the shares of Common Stock, Series 1 Preferred and Series 2 Preferred are entitled to cast a total of 44,924,390 votes.

         The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of PricewaterhouseCoopers LLP.

         Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. As a result, abstentions from the vote to consider the ratification of the appointment of PricewaterhouseCoopers LLP and broker non-votes are effectively treated as votes against the proposals, making it more difficult to obtain the necessary approval for these proposals. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information as of March 31, 2001 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's Capital Stock of: (i) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock, Series 1 Preferred or Series 2 Preferred; (ii) each director and nominee for election as a director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                                                          Shares Beneficially Owned +
                                                     -----------------------------------------------------------------------
                                                                                    Series 1                    Series 2
                                                          Common Stock          Preferred Stock             Preferred Stock
                                                          ------------          ---------------             ---------------
Name and Address of Beneficial Owner                 No. of Shares  Percent   No. of Shares  Percent    No. of Shares    Percent
------------------------------------                 -------------  -------   -------------  -------    -------------    -------


Leslie Z. Benet, Ph.D. ...........................              --       *               --       --              --      --
   533 Parnassus Avenue, U-68
   San Francisco, CA 94143

Robert L. Burr (1) ...............................           5,000       *               --       --              --      --
   c/o J.P. Morgan Chase & Co.
   1211 Avenue of the Americas, 38th Floor
   New York, NY 10036

Barry R. Edwards (2) .............................         135,375       *               --       --              --      --
   c/o Impax Laboratories, Inc.
   3735 Castor Avenue
   Philadelphia, PA 19124

David J. Edwards (3) .............................           4,000       *               --       --              --      --
   c/o J.P. Morgan Chase & Co.
   1211 Avenue of the Americas, 38th Floor
   New York, NY 10036

Nigel Fleming, Ph.D. (4) .........................           4,000       *               --       --              --      --
   2360 Pacific Avenue, #504
   San Francisco, CA 94115

Charles Hsiao, Ph.D. (5) .........................       5,198,950    12.1               --       --              --      --
   c/o Impax Laboratories, Inc.
   30831 Huntwood Avenue
   Hayward, CA 94544

Larry Hsu, Ph.D. (6) .............................       2,783,778     6.5               --       --              --      --
   c/o Impax Laboratories, Inc.
   30831 Huntwood Avenue
   Hayward, CA 94544

Jason Lin (7) ....................................       4,270,024    10.0            5,500       --              --      --
   c/o Uni-President Enterprises Corp.
   301 Chung Cheng Road
   Yeong Kang
   Tainan Hslen, Taiwan R.O.C.

Michael Markbreiter (8) ..........................          20,667       *               --       --              --      --
   1120 Park Avenue
   New York, NY 10128



                                                                          Shares Beneficially Owned +
                                                     -----------------------------------------------------------------------
                                                                                    Series 1                    Series 2
                                                          Common Stock          Preferred Stock             Preferred Stock
                                                          ------------          ---------------             ---------------
Name and Address of Beneficial Owner                 No. of Shares  Percent   No. of Shares  Percent    No. of Shares    Percent
------------------------------------                 -------------  -------   -------------  -------    -------------    -------
Oh Kim Sun (9) ...................................       6,530,491    15.3            4,670     27.5              --      --
   c/o Chemical Company of
   Malaysia Berhad
   Wisma Sine Darby
   14 Jalan Faja Laut
   50708 Kuala Lumpur, Malaysia

Michael G. Wokasch ...............................              --     *                 --       --              --      --
   5420 Bermer Road
   McFarland, WI 53558

May Chu (10) .....................................          80,059     *                 --       --              --      --
   c/o Impax Laboratories, Inc.
   30831 Huntwood Avenue
   Hayward, CA 94544

Mitchell Goldberg (11) ...........................          42,175     *                 --       --              --      --
   c/o Impax Laboratories, Inc.
   3735 Castor Avenue
    Philadelphia, PA 19124

Cornel C. Spiegler (12) ..........................          63,540     *                 --       --              --     --
   c/o Impax Laboratories, Inc.
   3735 Castor Avenue
   Philadelphia, PA 19124

Joseph A. Storella (13) ..........................          56,000     *                 --       --              --      --
   c/o Impax Laboratories, Inc.
   3735 Castor Avenue
   Philadelphia, PA 19124

Bear Stearns Asset Management, Inc. (14) .........       2,330,754    5.5                --       --              --      --
   575 Lexington Avenue
   New York, NY 10167

Chemical Company of Malaysia Berhad (15) .........       6,521,484    15.3            4,670     27.5              --      --
   Wisma Sine Darby
   14 Jalan Faja Laut
   50708 Kuala Lumpur, Malaysia

Chiin Hsiao Children Irrevocable Trust ...........       2,601,924    6.2                --       --              --      --
   c/o Laurie A. Miller, Esquire
   3542 Oak Knoll Drive
   Redwood City, CA 94062

China Development Industrial Bank (16) ...........       4,602,937    10.8            6,000     35.3              --      --
   c/o Brian Keng
   3945 Freedom Circle, Suite 1150
   Santa Clara, CA 95054


                                                                          Shares Beneficially Owned +
                                                     -----------------------------------------------------------------------
                                                                                    Series 1                    Series 2
                                                          Common Stock          Preferred Stock             Preferred Stock
                                                          ------------          ---------------             ---------------
Name and Address of Beneficial Owner                 No. of Shares  Percent   No. of Shares  Percent    No. of Shares    Percent
------------------------------------                 -------------  -------   -------------  -------    -------------    -------
J.P. Morgan Chase & Co. (17) ......................      6,291,634    14.2               --       --          75,000    50.0
   Fleming US Discovery Fund III, L.P. ............      4,704,219    10.7               --       --          64,637    43.1
   Fleming US Discovery Offshore Fund III, L. P. ..        754,115     1.5               --       --          10,363     6.9
   Robert Fleming Nominees Limited.................        833,300     2.0               --       --              --      --
   J.P. Morgan Chase & Co.
   1211 Avenue of the Americas, 38th Floor
   New York, NY 10036

Laurie A. Miller, Esquire (18) ....................      3,936,319    9.3                --       --              --      --
   3542 Oak Knoll Drive
   Redwood City, CA 94062

President (BVI) International Investment (19) .....      4,269,357    10.0            5,500     32.4              --      --
   c/o Jason Lin
   301 Chung Cheng Road
   Yeong Kang
   Tainan Hslen, Taiwan R.O.C.

All directors and executive officers as a
group (15) ........................................     19,194,059    42.6           10,170     59.9              --      --

--------------
*     Less than one percent

+ Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting or investment power with respect to the Capital Stock. Shares currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.

(1) Consists of warrants to purchase 5,000 shares of common stock which may be exercised immediately. Mr. Burr is an employee of J.P. Morgan Chase & Co. See also Note 17.

(2) Includes options to purchase 134,375 shares of common stock which may be exercised within 60 days.

(3) Consists of options to purchase 4,000 shares of common stock which may be exercised within 60 days. Mr. David Edwards is an employee of J.P. Morgan Chase & Co. See also Note 17.

(4) Consists of options to purchase 4,000 shares of common stock which may be exercised within 60 days.

(5) Includes 500,370 shares of common stock held in trust for the benefit of John Hsiao's children, 250,185 shares of common stock held in trust for the benefit of Richard Hsiao's children, options to purchase 166,790 shares of common stock which may be exercised within 60 days and warrants immediately convertible into 667,160 shares of common stock. Does not include 2,601,924 shares of common stock held in the Chiin Hsiao Children Irrevocable Trust, as to which shares Dr. Hsiao does not have voting or dispositive power.

(6) Includes options to purchase 166,790 shares of common stock which may be exercised within 60 days and warrants immediately convertible into 667,160 shares of common stock. Does not include 1,334,320 shares of common stock held in the Hsu Children Irrevocable Trust, as to which shares Dr. Hsu does not have voting or dispositive power.

(7) Because of Mr. Jason Lin's role as President of Uni-President Enterprises Corporation, he may also be deemed to beneficially own the shares of Series 1B Preferred Stock owned by President (BVI) International Investment, an affiliate of Uni-President Enterprises Corporation. Includes options to purchase 667 shares of common stock which may be exercised within 60 days and 5,500 shares of Series 1B Preferred Stock which shares are immediately convertible into 366,936 shares of common stock. See also Note 19.

(8) Consists of options to purchase 20,667 shares of common stock which may be exercised within 60 days.

(9) Because Mr. Oh Kim Sun is a substantial stockholder of the Chemical Company of Malaysia, he may also be deemed to beneficially own the shares of Series 1B Preferred Stock owned by the Chemical Company of Malaysia. Includes options to purchase 9,007 shares of common stock which may be purchased within 60 days and 4,670 shares of Series 1B Preferred Stock which shares are immediately convertible into 311,562 shares of common stock. See also Note 15.

(10) Includes options to purchase 70,059 shares of common stock which may be exercised within 60 days.

(11) Consists of options to purchase 42,175 shares of common stock which may be exercised within 60 days.

(12) Includes options to purchase 55,203 shares of common stock which may be exercised within 60 days.

(13) Includes options to purchase 55,000 shares of common stock which may be exercised within 60 days.

(14) Includes a warrant immediately exercisable for the purchase of 225,000 shares of common stock.

(15) Includes 4,670 shares of Series 1B Preferred Stock immediately convertible into 311,562 shares of common stock.

(16) Consists of 6,000 shares of Series 1B Preferred Stock immediately convertible into 400,294 shares of common stock.

(17) Consists of warrants to purchase an aggregate of 625,000 shares of common stock which may be exercised within 60 days and 75,000 shares of Series 2 Preferred Stock immediately convertible into 1,500,000 shares of common stock.

(18) Includes options for 22,684 shares of common stock which may be exercised within 60 days and 3,836,244 shares of common stock owned by the Chiin Hsiao Children Irrevocable Trust and the Hsu Children Irrevocable Trust, for which Laurie A. Miller, who is corporate counsel to Impax, serves as trustee, and therefore may be deemed to beneficially own the shares held by the trust. Ms. Miller disclaims beneficial ownership of these shares.

(19) Consists of 5,500 shares of Series 1B Preferred Stock immediately convertible into 366,936 shares of common stock.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         Eleven directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

         The nominees, their ages and the year in which each become a director and their principal occupations or employment during at least the past five years are as follows:

                                             Director
                 Name             Age         since            Positions with Impax
                 ----             ---        -------           --------------------
Leslie Z. Benet, Ph.D.             63            -        -

Robert L. Burr                     50            -        -

Barry R. Edwards                   44          1999       Co-Chief Executive Officer and Director

David J. Edwards                   35          1999       Director

Nigel Fleming, Ph.D.               47          1999       Director

Charles Hsiao, Ph.D.               58          1999       Chairman, Co-Chief Executive Officer and Director

Larry Hsu, Ph.D.                   52          1999       President, Chief Operating Officer and Director

Jason Lin                          58          1999       Director

Michael Markbreiter                40          1997       Director

Oh Kim Sun                         53          1999       Director

Michael G. Wokasch                 49            -        -

         Leslie Z. Benet, Ph.D. has been a Professor since 1978 of, and has also served as Chairman of, the Department of Biopharmaceutical Sciences, University of California, San Francisco. Dr. Benet received his A.B. (English), B.S. (Pharmacy), M.S. from the University of Michigan and Ph.D. from the University of California. Dr. Benet has received five honorary doctorates: Uppsala University, Sweden (Pharm.D., 1987), Leiden University, The Netherlands (Ph.D.,
1995), University of Illinois at Chicago (D.Sc., 1997), Philadelphia College of Pharmacy and Science (D.Sc., 1997) and Long Island University (D.Sc., 1999). Dr. Benet's research interests, more than 400 publications, and nine patents are in the areas of pharmacokinetics, biopharmaceutics, drug delivery and pharmacodynamics. In 1985, Dr. Benet served as President of the APhA Academy of Pharmaceutical Sciences. During 1986, Dr. Benet was a founder and first President of the American Association of Pharmaceutical Scientists (AAPS). In 1987, Dr. Benet was elected to membership in the Institute of Medicine (IOM) of the National Academy of Sciences. Dr. Benet has received the highest scientific award of AAPS (1989 and 2000), Rho Chi (1990), American Association of Colleges of Pharmacy (1991), American Society for Clinical Pharmacology and Therapeutics
(1995), American Pharmaceutical Association (2000) and the International Pharmaceutical Federation (2001). Dr. Benet formerly served as Chair of the FDA Expert Panel on Individual Bioequivalence and the FDA Center for Biologics Peer Review Committee, and as a member of the FDA Science Board and the Generic Drugs Advisory Committee. Dr. Benet presently serves as a member of the IOM Board of Health Sciences Policy.

         Robert L. Burr is a partner of Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. has employed Mr. Burr since 1995. From 1992 to 1995, Mr. Burr was head of Private Equity at Kidder, Peabody & Co., Inc. Prior to that time, Mr. Burr served as the Managing General Partner of Morgan Stanley Ventures and General Partner of Morgan Stanley Venture Capital Fund I, L.L.P. and was a corporate lending officer with Citibank, N.A. Mr. Burr received an MBA from Columbia University and a BA from Stanford University. Mr. Burr currently serves on the boards of Caliber Learning Network, Inc. and Hudson Technologies, Inc.

         Barry R. Edwards has been Co-Chief Executive Officer of the Company since December 14, 1999, and a Director since January 1999. From August 1998 until January 1999, Mr. Edwards served as President of the Company and from January 1999 until December 1999 Mr. Edwards served as Chief Executive Officer of the Company. From 1996 to 1998, Mr. Edwards was Vice President, Marketing and Business Development for Teva Pharmaceuticals USA, a manufacturer of generic drugs. From 1991 to 1996, Mr. Edwards served as Executive Director of Gate Pharmaceuticals, a brand marketing division of Teva Pharmaceuticals USA. Prior to 1991, Mr. Edwards held a number of management functions in strategic planning, corporate development, business development and marketing at Teva Pharmaceuticals USA.

         David J. Edwards is a Partner of Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. has employed Mr. Edwards since 1994. Prior to that time, Mr. Edwards was an Associate with Booz Allen & Hamilton, a strategic management consulting company based in New York. From 1987 to 1990, Mr. Edwards was a Process Engineer with Exxon Chemical Corporation. Mr. Edwards received an MBA from Harvard Business School and a Masters in Engineering from Cambridge University.

         Nigel Fleming, Ph.D. has been Chief Financial Officer and a director of Bay Area Psychological Testing (BAPTA) since January, 1999. He is a co-founder of StepUp Inc., a start up education company. Dr. Fleming co-founded Biovision, Inc. in 1996 and served as Managing Director and a director of Biovision from 1996 to 1999. Dr. Fleming also served as Chairman, President and Chief Executive Officer of Agricola Technologies, Inc. from July 1996, to the present. In November 1986, Dr. Fleming founded Genica Pharmaceuticals Corporation, where he served at various times as Chairman, Chief Executive Officer, Board Member and Vice-President - Business Development from 1986 through 1995, when the company was sold to Athena Neurociences (now Elan Pharmaceuticals), where Dr. Fleming was Director of Business Development for approximately two years. Dr. Fleming obtained his Ph.D. in Clinical Biochemistry form the University of Cambridge in England, and was a lecturer at Harvard Medical School for a number of years.

         Charles Hsiao, Ph.D. has been Chairman, Co-Chief Executive Officer and Director of the Company since December 14, 1999. Dr. Hsiao co-founded Impax Pharmaceuticals, Inc. in 1994, and has served as its Chairman, Chief Executive Officer and a Director since its inception. Dr. Hsiao co-founded IVAX Corporation in 1986 with two partners. By October 1994, when he left the Vice-Chairman position at IVAX, this company had become the world's largest generic pharmaceutical company with approximately 7000 employees and $1 billion in worldwide sales. Dr. Hsiao's technical expertise is in the area of formulation and development of oral controlled-release dosage form. Dr. Hsiao obtained his Ph.D. in pharmaceutics from University of Illinois.

         Larry Hsu, Ph.D. has been President, Chief Operating Officer and Director of the Company since December 14, 1999. Dr. Hsu co-founded Impax Pharmaceuticals, Inc. in 1994 and served as its President, Chief Operating Officer and a member of the Board of Directors since its inception. From 1980 to 1995, Dr. Hsu worked at Abbott Laboratories. During the last four years at Abbott, Dr. Hsu was the Director of Product Development in charge of formulation development, process engineering, clinical lot manufacturing and production technical support of all dosage forms, managing a staff of approximately 250 people. Dr. Hsu obtained his Ph.D. in pharmaceutics from University of Michigan.

         Jason Lin is the President of the Uni-President Enterprises Corporation. Mr. Lin has served as Chairman of President Baseball Team Corp., a Chinese Professional baseball league, for approximately ten years. He has also served as Chairman of President Coffee Corp. in Taiwan for approximately two years, and as Chairman of Presicarre Co. for approximately three years.

         Michael Markbreiter has been a portfolio manager for Sofaer Capital, a global hedge fund, since December 2000. From August 1995 to December 1998, Mr. Markbreiter was a portfolio manager for private equity investments for Kingdon Capital Management Corp., a New York hedge fund. In April 1994, Mr. Markbreiter co-founded Ram Investment Corp., a venture capital company. From March 1993 to January 1994, Mr. Markbreiter was an analyst at Alliance Capital Management Corp. From July 1983 to September 1989, Mr. Markbreiter was an Executive Editor for Arts of Asia magazine. Mr. Markbreiter has served as a Director of Alyn Corporation, an advanced materials producer, since May 1996. Mr. Markbreiter graduated from Cambridge University with a degree in Engineering.

         Oh Kim Sun has been employed with Chemical Company of Malaysia Berhad
(CCM), since 1983 and currently serves as Group Executive Director of CCM, a Malaysian corporation whose stock is listed on the Kuala Lumpur Stock Exchange. Mr. Oh is also a director of Nortran Pharmaceuticals, Inc. and Immune Network Research Ltd., both of which are Canadian corporations listed on the Vancouver Stock Exchange. Mr Oh is a fellow member of The Institute of Chartered Accountants of England and Wales and the Malaysian Association of Certified Public Accountants.

         Michael G. Wokasch has been President and Chief Executive Officer of Gala Design, Inc., a privately held biotechnology company with proprietary technology in the use of retroviral vectors for gene expression and production of pharmaceutical proteins, since June 2000. From September 1999 to June 2000, Mr. Wokasch was Vice President, Marketing and Sales at Promega Corporation, a privately held multinational biotechnology company. From 1997 to 1999, Mr. Wokasch was Corporate Senior Vice President and Group President at Covance Early Drug Development, one of the largest multinational contract research laboratories in the world. Mr. Wokasch served as President of the Laboratories Division of Corning Pharmaceutical Services from 1995 to 1997. Mr. Wokasch has over 20 years of senior management experience in the pharmaceutical industry at companies including Merck & Company, Inc., Abbott Laboratories, Inc. and Bayer. Mr. Wokasch has a Pharmacy degree from the University of Minnesota.

Committees

         The Board of Directors of the Company has an Audit Committee, Compensation Committee and Stock Option Committee. During the fiscal year ended December 31, 2000, except for Jason Lin and Oh Kim Sun, each director then in office attended not less than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committee of the Board on which he served which were held while such person served in office. The Board of Directors held three meetings during the fiscal year ended December 31, 2000.

         The Audit Committee, established in October 1995, currently consists of Mr. David Edwards, as Chairman, and Messrs. Michael Markbreiter and Oh Kim Sun. The members of the Audit Committee are independent (as independent is defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards). The Audit Committee reviews with the Company's independent accountants the scope and timing of their audit services, any other services they are asked to perform, the report of independent accountants on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes an annual recommendation to the Board of Directors concerning the appointment of independent accountants for the ensuing year. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix "A" to this proxy statement. The Audit Committee met three times during the fiscal year ended December 31, 2000.

         The Compensation Committee, established in October 1995, currently consists of Dr. Nigel Fleming, as Chairman, and Mr. David Edwards. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits of all officers of the Company and reviews general policy matters relating to compensation and benefits of all officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. Prior to the formation of the Stock Option Committee in March 1997, the Compensation Committee also administered the 1995 Stock Option ("1995 Plan") Plan. The Compensation Committee met three times during the fiscal year ended December 31, 2000.

         The Stock Option Committee, established in March 1997, currently consists of Dr. Nigel Fleming, as Chairman, and Mr. David Edwards. Except with regard to director option grants, the Stock Option Committee reviews the stock option benefits of all officers of the Company and other participants in the 1995 Stock Option Plan and 1999 Equity Incentive Plan ("1999 Plan"), reviews general policy matters relating to stock options, grants stock options to officers of the Company and other participants in the 1995 Plan and 1999 Plan and administers the 1995 Plan and 1999 Plan. The Stock Option Committee met three times during the fiscal year ended December 31, 2000.

Audit Committee Report

         In May, 2000, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with its independent auditors, PricewaterhouseCoopers LLP, regarding the matters required by the Statement on Auditing Standards No. 61 (SAS No. 61). As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and receives annually the required written disclosures and confirming letter from PricewaterhouseCoopers LLP regarding its independence and has discussed with PricewaterhouseCoopers LLP its independence. Additionally, on February 6, 2001, the Committee discussed with the auditors the financial results and the matters required by SAS No. 61. The Committee has reviewed the audited financial statements for the year ended December 31, 2000. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

         This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report be specifically incorporated by reference.

                               The Audit Committee
                           David J. Edwards, Chairman
                               Michael Markbreiter
                                   Oh Kim Sun


Compensation of Directors

         Members of the Board of Directors of the Company received no annual remuneration for acting in that capacity during the fiscal year ended December 31, 2000. The Company's non-employee directors were paid $500 (plus reasonable expenses) for each attended meeting of the Board of Directors. Pursuant to the terms of the 1999 Plan, each non-employee director is granted options to purchase 2,000 shares of Common Stock annually. In addition a non-employee director, when first selected, is granted an option to purchase 10,000 shares. All of these options vest ratably over three years commencing on the first anniversary of the grant date, are exercisable at the fair value market value on the date of grant. The Company reimbursed its directors for their respective out-of-pocket expenses incurred in attending board and committee meetings. On December 19, 2000, pursuant to the 1999 Plan, Nigel Fleming, Ph.D. was granted an option to purchase 12,000 shares of Common Stock at an exercise price of $5.625 per share and Messrs. David Edwards, Jason Lin, Michael Markbreiter and Oh Kim Sun were each granted options to purchase 2,000 shares of Common Stock at an exercise price of $5.625 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representatives that no other reports were required during 1999, the Company's directors, officers and beneficial owners of 10% or more of the Company's Common Stock are in compliance with the reporting requirements of Section 16(a) under the Securities Exchange Act of 1934, as amended.

Vote Required

         The eleven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as a vote for any such nominee.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE ELEVEN NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES.

EXECUTIVE COMPENSATION

         The following table summarizes the compensation earned by or paid to the Company's Chairman, each Co-Chief Executive Officer, the President and Chief Operating Officer and the Company's other four most highly compensated executive officers for 2000, 1999, and 1998.

                                                                                                        Long-Term
                                                                          Annual                      Compensation
                                                                       Compensation                  --------------
                                                        -------------------------------------------    Common Stock
                                                                                        Other Annual    Underlying
                                                                                        Compensation      Options
         Name and Principal Position            Year      Salary ($)      Bonus ($)          $             (#)
   --------------------------------------      ------    ------------    -----------    ------------  --------------
Charles Hsiao, Ph.D.                           2000        175,000          52,500        8,064 (1)        60,800
   Chairman and Co-Chief Executive Officer     1999        122,292              --           --           333,580


Barry R. Edwards                               2000        174,962          52,500        2,598 (2)        50,000
   Co-Chief Executive Officer                  1999        167,848          45,550       11,753 (3)       370,000
                                               1998         93,363          10,000        5,472 (4)        62,175

Larry Hsu, Ph.D.                               2000        175,000          52,500        5,250 (1)        50,000
   President and Chief Operating Officer       1999        122,292              --           --           333,580


Cornel C. Spiegler                             2000        150,135          20,257        3,516 (2)        55,000
   Chief Financial Officer                     1999        150,191          13,761        3,492 (2)        20,000
                                               1998        138,926           1,391        3,522 (2)        10,870

Joseph A. Storella                             2000        148,673          18,155        5,126 (2)        50,000
   Vice President Operations                   1999        148,027          11,463        5,554 (2)        12,000
                                               1998        135,922           1,365        5,746 (2)        10,000

Mitchell Goldberg                              2000        124,731          19,681        5,188 (5)        40,000
   Vice President, Sales                       1999        118,145          19,024        1,287 (2)            --
                                               1998        111,237          21,100        1,371 (2)         2,175

May Chu                                        2000        134,167          14,500          276 (1)        31,000
   Vice President, Quality Affairs             1999        104,583              --           --            66,716


(1) Represents life insurance along with gross-up tax payment with respect to such insurance payment.
(2) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments.
(3) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments and $8,958 in car allowance.
(4) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments and $3,336 in car allowance.
(5) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments and $4,000 in car allowance.

      The following table sets forth information on option grants in the fiscal year ended December 31, 2000 to the persons named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                      % of Total Options
                              Number of Securities        Granted to
                               Underlying Options    Employees in Fiscal       Exercise
Name                                Granted                 Year              Price $/SH       Expiration Date
----                                -------          -------------------      ----------       ---------------

Charles Hsiao, Ph.D. .......          60,800                7.1                  5.00              12/22/10

Barry R. Edwards ...........          50,000                5.8                  5.00              12/22/10

Larry Hsu, Ph.D. ...........          50,000                5.8                  5.00              12/22/10

May Chu ....................          16,000                1.9                  5.25              08/01/10
                                      15,000                1.7                  5.625             12/19/10

Cornel Spiegler ............          40,000                4.7                  5.25              08/01/10
                                      15,000                1.7                  5.625             12/19/10

Joseph Storella ............          40,000                4.7                  5.25              08/01/10
                                      10,000                1.2                  5.625             12/19/10

Mitchell Goldberg ..........          40,000                4.7                  4.625             03/02/10

      The following table sets forth information with respect to unexercised stock options held at December 31, 2000 by the persons named in the Summary Compensation Table. There were no exercises of options to purchase Common Stock by such individuals during the fiscal year ended December 31, 2000 except for 10,000 shares exercised by May Chu on December 5, 2000.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                   Number of Unexercised                Value of Unexercised
                                      Options Held at              in-the-Money Options at Fiscal
Name                                Fiscal Year End (#)                     Year End ($)
----                            -----------------------------    --------------------------------
                                Exercisable     Unexercisable     Exercisable       Unexercisable
                                -----------     -------------     -----------       -------------

Charles Hsiao, Ph.D. ........      83,395          250,185          484,108  (1)     1,452,324  (1)
                                       --           60,800                    --        98,800  (2)

Barry R. Edwards ............      46,875            3,125           76,172  (3)         5,078  (3)
                                   80,556           19,444          357,467  (4)        86,283  (4)
                                       --          270,000                    --       742,500  (5)
                                       --           50,000                    --        81,250  (2)

Larry Hsu, Ph.D. ............      83,395          250,185          489,946  (6)     1,469,837  (6)
                                       --           50,000                    --        81,250  (2)

May Chu .....................      43,373               --          254,816  (6)                 --
                                   13,343           53,373           78,390  (6)       313,566  (6)
                                       --           16,000                    --        22,000  (7)
                                       --           15,000                    --        15,000  (8)

Cornel Spiegler .............      36,000               --          126,000  (9)                 --
                                    5,870               --           27,149 (10)                 --
                                    4,889            3,111           21,695  (4)        13,805  (4)
                                    5,667            6,333           18,772 (11)        20,978 (11)
                                       --           40,000                    --        55,000  (7)
                                       --           15,000                    --        15,000  (8)

Joseph Storella .............      36,000               --          126,000  (9)                 --
                                   10,000               --           46,250 (10)                 --
                                    7,333            4,667           32,540  (4)        20,710  (4)
                                       --           40,000                    --        55,000  (7)
                                       --           10,000                    --        10,000  (8)

Mitchell Goldberg ...........      36,000               --          126,000  (9)                 --
                                    2,175               --           10,059 (10)                 --
                                       --           40,000                    --        80,000 (12)

(1) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $0.82.
(2) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $5.00.
(3) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $5.00.
(4) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the Exercise price of $2.1875.
(5) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $3.875.
(6) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $0.75.
(7) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $5.25.

(8) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $5.625.
(9) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $3.125.
(10) Computed based on the difference between the closing price for shares of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $2.00.
(11) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $3.3125.
(12) Computed based on the difference between the closing price per share of the Common Stock at $6.625 on December 31, 2000 and the exercise price of $4.625.

Employment Agreements

      At the closing of the merger between Global Pharmaceutical Corporation and Impax Pharmaceuticals, Inc., effective December 14, 1999, each of Mr. Barry R. Edwards and Drs. Hsiao and Hsu entered into a new employment agreement with the Company. Each of these employment agreements has substantially the same terms. Mr. Edward's and Dr. Hsiao's agreements provide that they will serve as Co-Chief Executive Officers of the Company and, in the case of Dr. Hsiao, Chairman of the Board. Dr. Hsu's Agreement provides that he will serve as President and Chief Operating Officer of the Company. The other material terms of these employment agreements are described below.

      Each employment agreement will be for an initial term of three years, and will be renewed automatically for successive one-year terms unless terminated by either party at least six months prior to the expiration of the initial term or any renewal term. Each of the executives will receive an annual salary of $175,000, and will be entitled to a bonus based on criteria established by the Board of the Company. Any bonus paid to one of these three executives must be similarly paid at the same time to the other two executives.

      Any of the executives may be terminated by the Company, either with or without cause. The executive may terminate his own employment for any reason, or for good reason. These terms are defined more fully in the employment agreements. In general, cause means:

      o a material breach of the provisions of the employment agreement relating to proprietary information, trade secrets, confidentiality and non-competition;

      o a material breach of any other provision of the employment agreement that is not remedied within 30 days of such breach;

      o   any act of fraud or embezzlement against the Company; or

      o any indictment of the executive for a felony or other crime that would cause injury to the reputation of the Company.

In general, good reason means:

      o assignment of duties or a reduction in duties which is inconsistent with the executive's position;

      o a material reduction in executive's salary or benefits not agreed to by the executive;

      o a relocation that would require executive to have commute of more than 50 miles; or

      o   a change in control of the Company.

In general, a change in control is defined as:

      o the acquisition by any person or entity of ownership or control of more than 50% of the voting power of the Company;

      o a sale or disposition of assets totaling more than 50% of the value of the Company;

      o a merger or reorganization in which the Company's stockholders, immediately prior to the merger, do not own a least 51% of the voting power of the Company after the merger;

      o any transaction where the Company's stockholders, immediately prior to the transaction, do not own at least 51% of the voting power of the Company after the transaction; or

      o any other transaction that the Board determines would materially alter the structure, ownership or control of the Company.

      If the executive is terminated without cause or terminates his employment for good reason, he will be entitled to receive a payment of all accrued and unpaid salary and benefits plus salary and benefits for the next six months or, if less, the remainder of the term of the employment agreement.

      The executives have also agreed to keep all proprietary information of the Company confidential and to assign all proprietary information or intellectual property developed by the executive during the course of his employment to the Company. Each executive has also agreed that during the term of the employment agreement and for a period of two years following the termination of his employment, he will not engage in a business competitive with that of the Company or entice any of the Company's customers, suppliers or business partners to end their relationship with the Company.

      In addition to the terms previously described, Mr. Edward's employment agreement provides that he will receive an option to purchase 270,000 shares of common stock at the prevailing market price at the time the option is granted. The shares covered by this option vest and are exercisable on the following schedule: (i) first year - 0%; (ii) second year - 10%; (iii) third year - 40%;
(iv) fourth year - 50%.

CERTAIN TRANSACTIONS

We believe that all transactions set forth below were made on terms no less favorable to us than would have been obtained from unaffiliated third parties.

Series D Convertible Preferred Stock Financing. In March and May 1999, the Company, issued and sold 50,000 shares of its Series D convertible preferred stock and warrants to purchase up to 625,000 shares of its common stock to Fleming US Discovery Fund III, L.P. and Fleming Discovery Offshore Fund III, L.P. for an aggregate purchase price of $5,000,000. Upon consummation of the merger, each share of Series D convertible preferred was converted into one share of our Series 1-A convertible preferred stock. David J. Edwards, a Director of our company, is a Partner of Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co.

Series 2 Convertible Preferred Stock Financing. In March 2000, the Company issued and sold 150,000 shares of our Series 2 convertible preferred stock to Charles Hsiao, Ph.D., Fleming US Discovery Fund III, L.P., Fleming Discovery Offshore Fund III, L.P., China Development Industrial Bank, Inc., President
(BVI) International Investment Holdings Ltd., and Chemical Company of Malaysia Berhad. Dr. Hsiao is the Company's Chairman, Co-Chief Executive Officer, and a Director of the Company. David J. Edwards, a Director of the Company, is a Partner of Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. Jason Lin, a Director of the Company, is the President of the Uni-President Enterprises Corporation, an affiliate of President (BVI) International Investment Holdings Ltd. Oh Kim Sun, a Director of the Company, is Group Executive Director of Chemical Company of Malaysia Berhad.

The number of shares of our Series 2 convertible preferred stock purchased and the aggregate purchase price paid by each investor is as follows:

                                                                 Number of Shares of
                                                                       Series 2        Aggregate Purchase
                                                                     Convertible       Price for Series 2
                                                                   Preferred Stock        Convertible
       Investor                                                    Issued for Cash      Preferred Stock
       --------                                                    ---------------      ---------------

       Charles Hsiao, Ph.D....................................            5,000             $  500,000
       Fleming US Discovery Fund III, L.P.....................           64,637             $6,463,700
       Fleming US Discovery Offshore Fund III, L.P............           10,363             $1,036,300
       China Development Industrial Bank, Inc. ...............           30,000             $3,000,000
       President (BVI) International Investment Holdings Ltd.            30,000             $3,000,000
       Chemical Company of Malaysia Berhad....................           10,000             $1,000,000



Common Stock Financing. In November 2000, the Company issued and sold 2,172,548 shares of its common stock in a private placement to Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund III, L.P., Robert Fleming Nominees Limited, CCM Investments Limited, a wholly-owned subsidiary of Chemical Company of Malaysia Berhad and Charles Hsiao, Ph.D. David J. Edwards, a Director of the Company, is a Partner of Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. Oh Kim Sun, a Director of the Company, is an officer of CCM Investments Limited. Dr. Hsiao is the Company's Chairman, Co-Chief Executive Officer, and a Director.

The number of shares of our common stock purchased and the aggregate purchase price by each investor is as follows:


                                                         Number of Shares of   Aggregate Purchase
                                                         Common Stock Issued    Price for Common
       Investor                                             for Cash                 Stock
       --------                                          -------------------   ------------------
       Charles Hsiao, Ph.D............................          172,581             $1,100,204
       Fleming US Discovery Fund III, L.P.............          718,167             $4,309,002
       Fleming US Discovery Offshore Fund III, L.P....          115,167             $  691,002
       Robert Fleming Nominees Limited................          833,300             $4,999,800
       CCM Investments Limited........................          333,333             $2,000,000


                  PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

      The stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP audited the financial statements of the Company for the fiscal year ended December 31, 2000. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.

Audit Fees

      PricewaterhouseCoopers LLP billed aggregate fees of $126,050 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's forms 10-QSB for that year.

Financial Information Systems Design and Implementation Fees

      No such services were provided by PricewaterhouseCoopers LLP for the most recent fiscal year.

All Other Fees

      PricewaterhouseCoopers LLP billed aggregate fees of $38,000 for services rendered by it to the Company, other than for the services described above, for the year ended December 31, 2000. The Audit Committee has considered whether the services rendered for these fees is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Vote Required

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

      THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMMENDS A VOTE "FOR" APPROVAL THEREOF.

                              STOCKHOLDER PROPOSALS

      All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2002 must be received by the Company no later than December 13, 2001 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8. Any notice of a shareholder proposal for consideration at the 2002 Annual Meeting that is submitted to the Company outside the processes of Rule 14a-8 will be considered untimely for purposes of Rule 14a-4(c)(1) if it is submitted after February 26, 2002. Rule 14(a)-4(c)(1) provides that discretionary voting authority may be exercised with respect to such untimely proposals.

                                 OTHER BUSINESS

      The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

                                                                      Appendix A

                             AUDIT COMMITTEE CHARTER

PURPOSE


The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overseeing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD:

Accordingly, all of the members will be directors:

            1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

            2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

            o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-KSB or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

            o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-QSB.

            o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

            o  The Committee shall:

               o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

               o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

               o recommend that the Board take appropriate action to oversee the independence of the outside auditor or in response to the outside auditor's report to satisfy itself of the auditor's independence;

            o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select or nominate for shareholder approval, evaluate and, where appropriate, replace the outside auditor.

Approved by the Board of Directors on June 7, 2000.

                            Impax Laboratories, Inc.

      This Proxy is solicited by the Board of Directors for the Annual Meeting of Stockholders to Be Held on May 8, 2001.

      The undersigned, a stockholder of Impax Laboratories, Inc. (the "Corporation"), hereby constitutes and appoints Charlie Hsiao, Ph.D. and Cornel
C. Spiegler, and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock, Series 1 Preferred Stock and Series 2 Preferred Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, May 8, 2001, and at any and all adjournments or postponements thereof, as follows:


(1)   ELECTION OF DIRECTORS
      |_| FOR the nominees listed below                        |_| WITHHOLDING AUTHORITY
          (except as marked to the contrary below)                 to vote for all nominees listed below

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below).

Nominees:     Leslie Z. Benet, Ph.D., Robert L. Burr, Barry R. Edwards,
              David J. Edwards, Nigel Fleming, Ph.D., Charles Hsiao, Ph.D.,
              Larry Hsu, Ph.D., Jason Lin, Michael Markbreiter, Oh Kim Sun, and Michael G. Wokasch

(2) PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
                         |_| FOR |_| AGAINST |_| ABSTAIN

(3) In their discretion, upon such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

                                                    (Continued on reverse side.)

(Continued)

      Shares represented by this Proxy will be voted in accordance with the instructions indicated in items 1, 2 and 3 above. If no instruction is indicated, this Proxy will be voted FOR all listed nominees for directors and FOR Proposal 2.

      A majority of the attorneys and proxies named herein present and acting at the meeting in person or by their substitutes (or if only one is present and acting then that one) may exercise all the powers conferred hereby. Discretionary authority is conferred hereby as to certain maters as may properly come before the meeting.

      Any and all proxies heretofore given by the undersigned are hereby revoked.

                                             Receipt of the Notice of Annual
                                             Meeting of Stockholders and Proxy
                                             Statement dated April 12, 2001 is
                                             hereby acknowledged.

                                             Dated:
                                             ---------------------------------

                                             ---------------------------------

                                             ---------------------------------

                                             Please sign exactly as your name(s)
                                             appear hereon. If shares are held
                                             by two or more persons each should
                                             sign. Trustees, executors and other
                                             fiduciaries should indicate their
                                             capacity. Shares held by
                                             corporations, partnerships,
                                             associations, etc. should be signed
                                             by an authorized person, giving
                                             full title or authority.

            Please Date, Sign and Mail in the Enclosed Reply Envelope